Exhibit 10.10

PROMISSORY NOTE

$26,250,000	June 6, 2007

Behringer Harvard Cordillera, LLC, a Delaware limited liability company (“Borrower”) FOR VALUE RECEIVED, promises to pay to the order of Behringer Harvard Opportunity OP I, LP, a Texas limited partnership or its assigns (“Lender”), at such place as Lender may from time to time designate in writing, the principal sum of Twenty Six Million Two Hundred Fifty Thousand Dollars ($26,250,000) with interest on the outstanding principal amount at the rates set forth herein (the “Indebtedness”).

DEFINITIONS

“Business Day” shall mean all days other than Saturday, Sunday or any other day on which national banks doing business in Dallas, Texas are not open for business.

“Deed of Trust” shall mean that certain Deed of Trust executed by Borrower on behalf of Lender and dated of even date herewith.

“Default Interest” shall mean any interest accruing at the Default Interest Rate and payable pursuant to the terms hereof or of the Deed of Trust.

“Default Interest Rate” shall mean a rate of interest per annum equal to the lesser of either (a) thirteen percent (13%) or (b) the maximum rate of interest which may be collected from Borrower under applicable law.

“Event of Default” shall mean any one or more of the following, without limitation as to the others: (i) failure of Borrower to pay when due any installment of principal or interest due under this Note, (ii) any assignment for the benefit of creditors by Borrower or (iii) commencement of any proceeding under the U.S. Bankruptcy Code or any law of the United States or of any state relating to the insolvency, receivership, custodianship or debt adjustment by Borrower or the commencement of any such proceeding against Borrower, or if Borrower admits in writing an inability to pay debts generally as they become due or becomes insolvent, or if a receiver, trustee, custodian or liquidator shall be appointed for Borrower or any substantial part of the Property (as defined in the Deed of Trust).

“Extended Maturity Date” shall mean June 6, 2008, the date which shall be six months after the Maturity Date.

“Interest Rate” shall mean nine percent (9.0%) per annum.

“LLC Agreement” shall mean that certain limited liability company agreement of Borrower dated as of May 10, 2007.

“Maturity Date” shall mean December 6, 2007.

“Payment Date” shall mean the first day of each calendar month, commencing on the date set forth in Section 1.1, and the Maturity Date (or, if any such date is not a Business Day, then the first Business Day immediately before such date).

“Security Agreement” shall mean that certain Security Agreement executed by Borrower on behalf of Lender and dated of even date herewith.

SECTION 1 - STATED MATURITY; INTEREST AND PRINCIPAL PAYMENTS.

1.1           Payment of Interest.  Commencing on July 1, 2007, and continuing monthly on the same date of each calendar month thereafter up to and until the Maturity Date or the Extended Maturity Date, as applicable, an installment of all accrued and unpaid interest shall be due and payable to Lender at the Interest Rate or, during any time at which an Event of Default is continuing at the Default Interest Rate.

1.2           Payments of Principal.  On the Maturity Date or the Extended Maturity Date, if such Maturity Date is extended pursuant to Section 1.3 below, the unpaid principal balance, together with all accrued but unpaid interest, shall be due and payable in full.

1.3           Payment on Stated Maturity Date.  Any remaining unpaid Indebtedness shall be due and payable in full at the Maturity Date provided, however, that Borrower may extend the Maturity Date for one six month period upon written notice to Lender no less than thirty days prior to the Maturity Date.

1.4           Computation of Interest.  Interest under this Note shall be paid as set forth herein  and shall be calculated based on actual days elapsed and a three hundred sixty (360) day year.

1.5           Method of Payment.  Each payment due hereunder shall not be deemed received by Lender until received on a Business Day in Federal funds in lawful money of the United States of America immediately available to Lender prior to 2:00 p.m. local time at the place then designated by Lender.  Any payment received on a Business Day after the time established by the preceding sentence, shall be deemed to have been received on the immediately following Business Day for all purposes.

1.6           Application of Payments.  Payments under this Note shall be applied first to the payment of Default Interest and other costs and charges due in connection with this Note, as Lender determines in its sole discretion, then to the payment of accrued but unpaid interest, and then to reduction of the outstanding principal balance (first to payment of the current installment and the balance in inverse order of maturity whether or not then due).  No principal amount repaid may be reborrowed.  All amounts due under this Note shall be payable without setoff, counterclaim or any other deduction whatsoever.

1.7           Prepayment.  The Indebtedness evidenced by this Note may be prepaid in whole or in part at any time without penalty.

1.8           No Usury.  Borrower and Lender intend at all times to comply with applicable state law or applicable United States federal law.  If the applicable law (state or federal) is every judicially interpreted so as to render usurious any amount called for under the Note or contracted for, charged, taken, reserved or received with respect to the Indebtedness or if  Lender’s exercise of the option to accelerate the maturity of the Loan or any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by applicable law, then it is Borrower’s and Lender’s express intent that all excess amounts theretofore collected by Lender shall be credited against the unpaid principal and all other Indebtedness.  All sums paid or agreed to be paid to Lender, to the extent permitted by applicable law, shall (i) characterize any non-principal payment as an expense, fee, charge or premium rather than as interest (ii) exclude voluntary pre-payments and the effects thereof, (iii) amortize, prorate, allocate and spread the total amount of interest through the full stated term of the Indebtedness so that the rate or amount of interest on account of the Indebtedness does not exceed the maximum lawful rate from time to time in effect and applicable to the Indebtedness as long as the Indebtedness is outstanding.  Lender agrees that it will not charge or collect unearned interest in excess of the maximum amount permitted by applicable law in the event that the maturity of the Loan is accelerated or the Loan is prepaid or required to be prepaid.

SECTION 2 - DEFAULT; REMEDIES

2.1           Acceleration.  Lender may, by notice to Borrower at any time during the existence of an Event of Default, declare immediately due and payable the entire principal amount outstanding hereunder together with all interest and other charges due hereunder including, without limitation, all Default Interest.

2.2           Default Interest Rate  After an Event of Default, the Default Interest Rate shall apply, in place of the Interest Rate, to all amounts outstanding under the Loan.  Such Default Interest shall be compounded on the monthly anniversary of such Event of Default until paid in full.

2.3           Remedies.  The remedies of Lender as provided herein, or in the Deed of Trust, or at law or in equity shall be cumulative and concurrent, and may be pursued singly, successively, or together at the sole discretion of Lender, and may be exercised as often as occasion therefor shall occur.  The failure at any time to exercise any right or remedy shall not constitute a waiver of the right to exercise the right or remedy at any other time.

SECTION 3 - SECURITY

Borrower’s obligations under this Note are secured by the Deed of Trust and the Security Agreement.  The covenants of the Deed of Trust are incorporated by reference into this Note.

SECTION 4 - WAIVER

Presentment for payment, demand, notice of dishonor, protest, and notice of protest, stay of execution and all other defenses to payment generally are hereby waived by Borrower.  No extension or indulgence or release of collateral granted from time to time shall be construed as a novation of this Note or as a reinstatement of the indebtedness evidenced hereby or as a waiver of the rights of Lender herein.

SECTION 5 - EXCULPATION

5.1           Lender Exculpation.  Notwithstanding anything to the contrary contained in this Note, neither Lender nor any present or future shareholder, director, officer or partner of Lender or of any entity which is now or hereafter a shareholder, director, officer or partner of Lender (or of any entity which is now or hereafter a shareholder, director, officer or partner of a shareholder, director, officer or partner of Lender) shall have any personal liability, directly or indirectly, under or in connection with this Note or any agreement made or entered into under or in connection with the provisions of this Note, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter, and Borrower hereby forever and irrevocably waives and releases any and all such personal liability.  In addition, neither Lender nor any successor or assign of Lender shall have at any time or times hereafter any personal liability, directly or indirectly, under or in connection with or secured by any agreement, lease, instrument, encumbrance, claim or right affecting or relating to the Property or to which the Property is now or hereafter subject.  The limitation of liability provided in this paragraph is in addition to, and not in limitation of, any limitation on liability applicable to Lender provided by law or by any other contract, agreement or instrument.

5.2           Borrower Exculpation.  The personal liability of Borrower to pay the amounts due under the Note shall be limited to Borrower’s interest in the Collateral (as defined in the Security Agreement), the Mortgaged Property (as defined in the Deed of Trust) and in any other collateral given to Lender as security for the Indebtedness.

SECTION 6 - GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL; SEVERABILITY

6.1           Governing Law.  This Note shall be governed by, and construed in accordance with, the substantive law of the State of Colorado.

6.2           SUBMISSION TO JURISDICTION/SERVICE OF PROCESS.  BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE STATE COURTS OF THE STATE OF COLORADO.  FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS NOTE, THE SUBJECT MATTER HEREOF, OR THE LOAN. BORROWER TO THE EXTENT PERMITTED BY APPLICABLE LAW (A) HEREBY WAIVES, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN THE ABOVE-NAMED COURTS ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THIS  NOTE, THE SUBJECT MATTER HEREOF, OR THE OTHER LOAN (AS APPLICABLE) MAY NOT BE ENFORCED IN OR BY SUCH COURT AND (B) HEREBY WAIVES THE RIGHT TO REMOVE ANY SUCH ACTION, SUIT OR PROCEEDING INSTITUTED BY A LENDER IN STATE COURT TO FEDERAL COURT, OR TO REMAND AN ACTION INSTITUTED IN FEDERAL COURT TO STATE COURT (UNLESS THE FEDERAL COURT HAS NO SUBJECT MATTER JURISDICTION.  BORROWER HEREBY CONSENTS TO SERVICE OF PROCESS BY MAIL AT THE ADDRESS TO WHICH NOTICES ARE TO BE GIVEN TO IT PURSUANT TO SECTION 7 HEREOF.  BORROWER AGREES THAT ITS SUBMISSION TO JURISDICTION AND CONSENT TO SERVICE OF PROCESS BY MAIL IS MADE FOR THE EXPRESS BENEFIT OF LENDER.  FINAL JUDGMENT AGAINST BORROWER IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE CONCLUSIVE, AND MAY BE ENFORCED IN ANY OTHER JURISDICTION (X) BY SUIT, ACTION OR PROCEEDING ON THE JUDGMENT, A CERTIFIED OR TRUE COPY OF WHICH SHALL BE CONCLUSIVE EVIDENCE OF THE FACT AND OF THE AMOUNT OF INDEBTEDNESS OR LIABILITY OF BORROWER THEREIN DESCRIBED, OR (Y) IN ANY OTHER MANNER PROVIDED BY OR PURSUANT TO THE LAWS OF SUCH OTHER JURISDICTION, PROVIDED, HOWEVER, THAT THE LENDER MAY AT ITS OPTION BRING SUIT, OR INSTITUTE OTHER JUDICIAL PROCEEDINGS, AGAINST BORROWER OR ANY OF ITS ASSETS IN ANY STATE OR FEDERAL COURT OF THE UNITED STATES OR OF ANY COUNTRY OR PLACE WHERE THE SUBMITTING PARTY OR SUCH ASSETS MAY BE FOUND.

6.3           Waiver of Jury Trial.  BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THAT BORROWER MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING IN ANY WAY IN CONNECTION WITH THIS NOTE OR THE DEED OF TRUST, OR ANY OTHER STATEMENTS OR ACTIONS OF THE LENDER.  BORROWER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR THE LENDER TO DISBURSE THE MONEY EVIDENCED BY THIS NOTE.

6.4           Severability.  If any provision of this Note is held to be invalid or unenforceable by a court of competent jurisdiction, the other provisions of this Note shall remain in full force and effect, and shall be liberally construed in favor of Lender.

SECTION 7 - NOTICES

7.1           Notices.  All notices, demands and other communications (“Notice”) under or concerning this Agreement shall be in writing.  Each notice shall be addressed to the intended recipient at its address set forth in the LLC Agreement and shall be deemed given on the earliest to occur of (1) the date when the notice is received by the addressee; (2) the first (1st) Business Day after the notice is delivered to a recognized overnight courier service, with arrangements made for payment of charges for next Business Day delivery; or (3) the third Business Day after the notice is deposited in the United States mail with postage prepaid, certified mail, return receipt requested.

7.2           Any party to this Agreement may change the address to which notices intended for it are to be directed by means of notice given to the other party in accordance with this Section 7.  Any notice under the Note and or Deed of Trust which does not specify how notices are to be given shall be given in accordance with this Section 7.

SECTION 8 - MISCELLANEOUS

8.1           Costs.  If, and as often as, this Note is referred to an attorney for the collection of any sum payable hereunder, or to defend or enforce any of Lender’s rights hereunder, or to commence an action, cross-claim, third-party claim or counterclaim by Lender against Borrower relating to this Note, Borrower agrees to pay to Lender all costs incurred in connection therewith including reasonable attorney’s fees (including such fees incurred in appellate, bankruptcy or insolvency proceedings), with or without the institution of any action or proceeding, and in addition all costs, disbursements and allowances provided by law.

8.2           Modification.  Neither this Note nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing executed by the party against which enforcement of the termination, amendment, supplement, waiver or modification is sought.

8.3           Successors.  As used herein, the terms “Borrower” and “Lender” shall be deemed to include their respective successors and assigns whether by voluntary action of the parties or by operation of law.  All of the rights, privileges and obligations hereof shall inure to the benefit of and bind such successors and assigns.

8.4           No Waiver.  No failure or delay by Lender in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  Without limiting the foregoing, no disbursement by Lender after a default by Borrower hereunder shall constitute a waiver of any of the Lender’s remedies established or referred to hereunder or shall obligate Lender to make any further disbursement.  No waiver, consent or approval of any kind by Lender shall be effective unless (and it shall be effective only to the extent) expressly set out in a writing signed and delivered by Lender.  No notice to or demand on Borrower in any case shall entitle Borrower to any other notice or demand in similar or other circumstances, nor shall such notice or demand constitute a waiver of the rights of Lender to any other or further actions.  In its sole discretion, Lender may, at any time and from time to time, waive any one or more of the requirements contained herein, but such waiver in any instance or under any particular circumstances shall not be considered a waiver of such requirement or requirements in any other instance or under any other circumstance.

8.5           Sole and Absolute Discretion.  Any option, consent, approval, discretion or similar right of Lender set forth in this Note may be exercised by Lender in its sole and absolute discretion, unless the provisions of this Note specifically require such option, consent, approval, discretion or similar right to be exercised in Lender’s reasonable discretion.

[Signature follows on next page.]

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Note as of the date first set forth above.

BORROWER

BEHRINGER HARVARD CORDILLERA, LLC,
a Delaware limited liability company

By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President